                                                        [AIM LOGO APPEARS HERE]



                                                 [GRAPHIC COLLAGE APPEARS HERE]


                                                         AIM GLOBAL INCOME FUND


                                                                  ANNUAL REPORT
                                                               OCTOBER 31, 1995

AIM GLOBAL INCOME FUND

For shareholders who seek a high level of current income. The Fund invests in a portfolio of debt securities issued by U.S. and foreign governments and corporations.


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Income Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge
      (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares.
o One-year performance includes reinvested distributions for Class A and Class B shares of $0.82 and $0.77 per share, respectively.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition may change and there is no assurance the Fund will continue to hold any specific security in any particular country.
o     Past performance cannot guarantee comparable future results.


ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Lehman Brothers Government Bond Index is an unmanaged composite generally representative of intermediate- and long-term U.S. Treasury and U.S. government agency securities. The Salomon Brothers World Goverment Bond Index is an unmanaged composite of long-term foreign government debt securities.
o Lipper Analytical Services, Inc., is an independent mutual fund performance monitor. The unmanaged Lipper General World Income Fund Index represents an average of the performance of the 30 largest global income mutual funds.
o An investment cannot be made in any indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                                A Message from
                                                                  the Chairman


                    Dear Fellow Shareholder:

                    It was an exemplary first year for AIM Global Income Fund.
   [PHOTO OF        We are pleased to report the Fund logged total returns for
CHARLES T. BAUER,   Class A and Class B shares of 16.07% and 15.56%,
  CHAIRMAN OF       respectively, for the year ended October 31, 1995. Such
 THE BOARD OF       performance was enough to surpass major world bond
   THE FUND,        performance benchmarks as well as results charted for
 APPEARS HERE]      similar funds. For its efforts, the fund has begun to
                    attract attention from such popular publications as The
                    Wall Street Journal.
   For the record, key indexes which measure the performance of U.S. and foreign government bonds posted the following one-year total returns for the reporting period: the Lehman Brothers Government Bond Index, 15.38%; and the Salomon Brothers World Government Bond Index, 15.20%. Similar global income funds, as measured by the Lipper General World Fund Income Fund Index, posted a one-year total return of 11.25%.
   The Fund managed its strong showing in world markets that, for much of 1995, were pressured by economic and political uncertainty in Latin America and Japan. The keys to the Fund's performance were disciplined security selection and a portfolio invested in 10 countries. A more complete discussion of market conditions during the reporting period and the Fund's investment strategy is provided on page 2 of this report.
   Although it has been a good year for AIM Global Income Fund, it is but one year. We are reminded that market cycles come and go, and such performance as we have enjoyed the past 12 months is unlikely to continue uninterrupted.
   Therefore, even as we relish the success of a good year, we are already looking ahead to next year. AIM's disciplined fixed-income investment strategy is an ongoing evaluation of market opportunity, and as global markets continue to grow, our job becomes more challenging.
   On a personal level, the year to come has important investment implications for all of us. Clouds on the horizon in the form of the budget debate over retirement benefits such as Medicare and Social Security programs accentuate the need to build your own retirement nest egg, independent of any benefits which may--or may not--be available to you when the time comes. For many in the baby boomer generation, that's just 10 years away.
   We sincerely appreciate our shareholders' confidence in this first full year of the Fund's operation. It is our hope that you continue to rely on AIM Global Income Fund to help build your financial future. As always, we are ready to respond to your questions or comments about this report. Please call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line toll-free at 800-246-5463.


Respectfully submitted,

/s/ CHARLES T. BAUER
Charles T. Bauer
Chairman

                                                           Management's
                                                           Discussion & Analysis

  ----------------
    AIM Global

   Income Fund

     offered

  investors the

  flexibility of

 strategic invest-

   ing combined

   with monthly

      income.
  ----------------

GLOBAL BOND INVESTORS REAP ATTRACTIVE
RETURNS IN 1995

Shortly after this reporting period began, the prospect of a slowdown in global economies and benign inflation led to a dramatic rally in fixed-income securities. The catalyst was the slowing economy in the U.S., which led investors to anticipate that the Federal Reserve Board might suspend its year-long restrictive monetary policy aimed at curbing inflation. Strong international currencies relative to the U.S. dollar also contributed to positive returns for U.S. investors.
   The strength in U.S. bonds fueled an advance in world fixed-income markets. The cycle came full circle when, in the second quarter of 1995, economic growth in the U.S. slowed to 1.3%, prompting mild concern over the possibility of a recession. By midyear, investors had already begun to factor in a reduction in key short-term interest rates. In July, the Fed finally cut short-term interest rates by 0.25%, the first such action by the central bank since 1992.
   Growth in Japan subsided after the Kobe earthquake early in the year, increasing demand for bonds among Japanese investors despite their low nominal yields. While European bonds under-performed U.S. and Japanese fixed-income securities, they nevertheless responded well to slower growth in Europe and rising demand from domestic investors. Europe's securities also attracted investors weary of currency turbulence initiated when Mexico devalued its peso at the start of the year.
   By the end of the third quarter in 1995, the steep decline in bond yields was largely over. However, growth in most major world economies continued at moderate rates and inflation remained in check.


YOUR INVESTMENT PORTFOLIO
AIM Global Income Fund invested across a range of fixed income securities during the reporting period. As of October 31, 1995, 57% of the portfolio was invested in domestic issues, including 34% in U.S. government bonds and 23% in corporate bonds. Of course, the Fund's portfolio composition may change and there is no assurance the Fund will continue to hold any specific security in any particular country.
   Of the Fund's international holdings, 33% was invested in foreign government bonds and 14% in foreign corporate issues. Average duration of the Fund's portfolio was 5.93 years. The average quality rating of the portfolio was "A", as measured by Standard & Poor's Corporation, a credit rating agency. S&P ratings are historical and are based on an annual analysis of the Fund's portfolio credit quality, composition, and management.
   The Fund was strongly weighted in domestic fixed-income securities throughout the reporting period. During the second quarter of 1995, the Fund increased its holdings in core European markets. Germany, in particular, enjoyed strong bond market performance for most of the year. In addition, the Fund benefited from diversification into such higher-yielding markets as New Zealand, Australia, and Canada.


OUTLOOK FOR THE FUTURE
An important message revealed by the impressive performance of world bond markets so far in 1995: investors believe inflation is not a problem, even with moderate economic growth. Further, at current levels of inflation, bonds offer reasonable valuations compared with stocks.

-------------------------------------------------------------------------------
TOP 10 COUNTRIES (as of 10/31/95)


United                                            United      New
States   Australia   Germany   Canada   Denmark   Kingdom   Zealand   France   Sweden   Italy
------   ---------   -------   ------   -------   -------   -------   ------   ------   -----
62.72%    10.70%      9.34%     6.38%    5.00%     3.27%     2.04%    1.45%     0.69%   0.31%


-------------------------------------------------------------------------------
TOP 10 HOLDINGS (as of 10/31/95)

   1.    U.S. TREASURY NOTE, 6.50%, 8/15/05
   2.    U.S. TREASURY BOND, 7.625%, 02/15/25
   3.    U.S. TREASURY NOTE, 7.50%, 2/15/05
   4.    KINGDOM OF DENMARK, DEB., 8.00%, 11/15/01
   5.    AUSTRALIA GOVERNMENT, GTD. DEB., 9.00%, 09/15/04
   6.    BUNDESREPUBLIK DEUTSCHLAND, DEB., 6.75%, 07/15/04
   7.    WESTERN AUSTRALIA TREASURY CORP., GTD. NOTES, 8.00%,
         07/15/03
   8.    INTL. BANK FOR RECONSTRUCTION & DEVEL.,
         UNSUB. GLOBAL BONDS, 7.125%, 04/12/05
   9.    PROVINCE OF MANITOBA, YANKEE BOND, 7.75%, 07/17/16
  10.    QUEENSLAND TREASURY CORP., GTD. NOTES, 8.00%, 07/14/99

-------------------------------------------------------------------------------

   No one can predict what factors may actually drive market performance around the world in the coming year. Therefore, AIM chooses not to anticipate macro-economic trends in any particular country. Instead, we remain committed to a disciplined investment strategy which prompts us to rely on what we know about securities in which we invest, based upon verified financial information. Such a strategy helps us determine the most attractive bonds to hold, on a issue-by-issue basis, without guesswork or futile attempts at market timing. We believe our commitment to this time-tested strategy will provide the best value for shareholders over the long term.

-------------------------------------------------------------------------------

10-YEAR GOVERNMENT BOND YIELDS (as of 10/31/95)

                Germany         Japan         U.S.

     10/94       7.63%          4.68%         7.79%
     11/94       7.34           4.65          7.90
     12/94       7.59           4.55          7.83
      1/95       7.42           4.63          7.60
      2/95       7.34           4.38          7.21
      3/95       7.18           3.80          7.19
      4/95       7.03           3.59          7.05
      5/95       6.70           3.02          6.32
      6/95       6.93           2.96          6.20
      7/95       6.76           3.09          6.43
      8/95       6.71           3.32          6.31
      9/95       6.60           2.87          6.16
     10/95       6.45           2.96          6.01

-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
For periods ended October 31, 1995


CLASS A SHARES
Inception (9/15/94)     10.18%
1 Year                  10.56

CLASS B SHARES
Inception (9/15/94)     10.96%
1 Year                  10.56

-------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                                        SALOMON BROTHERS    LEHMAN BROTHERS
           AIM GLOBAL INCOME      AIM GLOBAL INCOME     WORLD GOVERNMENT      GOVERNMENT
          FUND CLASS A SHARES    FUND CLASS B SHARES       BOND INDEX         BOND INDEX
          -------------------    -------------------    ----------------    ---------------
9/15/94         $ 9,524                $10,000               $10,000            $10,000
9/30/94           9,530                 10,005                10,072              9,859
10/94             9,613                 10,079                10,233              9,851
11/94             9,510                  9,967                10,093              9,833
12/94             9,561                 10,017                10,121              9,893
1/95              9,671                 10,128                10,334             10,077
2/95              9,929                 10,395                10,598             10,294
3/95             10,159                 10,621                11,228             10,359
4/95             10,314                 10,789                11,436             10,495
5/95             10,559                 11,031                11,757             10,918
6/95             10,574                 11,054                11,826             11,002
7/95             10,711                 11,182                11,855             10,961
8/95             10,798                 11,268                11,447             11,090
9/95             10,998                 11,473                11,702             11,197
10/95            11,158                 11,247                11,790             11,367


          Past Performance cannot guarantee comparable future results

===============================================================================

AIM Global Income Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares.
   The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
   The Lehman Brothers Government Bond Index is an unmanaged composite generally representative of intermediate and long-term U.S. Treasury and U.S. government agency securities. The Salomon Brothers World Government Bond Index is an unmanaged composite of long-term foreign government debt securities.
   An investment cannot be made in any indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

Financials

SCHEDULE OF INVESTMENTS

OCTOBER 31, 1995

                                                                               PRINCIPAL       MARKET
                                                            MATURITY           AMOUNT(a)       VALUE


U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS & NOTES-28.88%

AUTOMOBILE/TRUCKS PARTS & TIRES-0.14%

Harvard Industries Inc., Sr. Notes, 11.125%(b)
   (acquired 07/12/95; cost $20,000)                        08/01/05           $ 20,000       $ 20,400
------------------------------------------------------------------------------------------------------

CABLE TELEVISION-1.56%

Viacom Inc., Sr. Notes, 7.75%                               06/01/05            100,000        102,282
------------------------------------------------------------------------------------------------------
Videotron Ltd., Sr. Disc. Notes, 11.125%(c)                 07/01/04            100,000         67,750
------------------------------------------------------------------------------------------------------
Wireless One Inc., Units, 13.00%(d)                         10/15/03             50,000         51,875
------------------------------------------------------------------------------------------------------
                                                                                               221,907
------------------------------------------------------------------------------------------------------

CHEMICALS-0.65%

Crain Industries, Sr. Sub. Notes,13.50%(b)
   (acquired 08/22/95; cost $40,000)                        08/15/05             40,000         41,500
------------------------------------------------------------------------------------------------------
RBX Corp., Sr. Sub. Notes, 11.25%(b)
   (acquired 10/06/95-10/12/95; cost $50,325)               10/15/05             50,000         50,125
------------------------------------------------------------------------------------------------------
                                                                                                91,625
------------------------------------------------------------------------------------------------------

CONSUMER NON-DURABLES-0.28%

Hines Horticulture, Inc., Sr. Sub. Notes, 11.75%(b)
   (acquired 10/16/95-10/20/95; cost $40,475)               10/15/05             40,000         40,100
------------------------------------------------------------------------------------------------------

CONTAINERS-0.45%

Ivex Packaging Corp., Sr. Sub. Notes, 12.50%                12/15/02             10,000         10,750
------------------------------------------------------------------------------------------------------
Owens-Illinois Inc., Sr. Sub. Notes, 10.50%                 06/15/02             50,000         52,500
------------------------------------------------------------------------------------------------------
                                                                                                63,250
------------------------------------------------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-2.82%

Associates Corp., Deb., 7.95%                               02/15/10            100,000        109,582
------------------------------------------------------------------------------------------------------
GPA Delaware Inc., Deb., 8.75%                              12/15/98             70,000         62,300
------------------------------------------------------------------------------------------------------
Loehmann's Holdings, Inc., Sr. Sub. Notes, 13.75%           02/15/99             80,000         76,800
------------------------------------------------------------------------------------------------------
Olympic Financial Ltd., Deb., 13.00%                        05/01/00            140,000        152,600
------------------------------------------------------------------------------------------------------
                                                                                               401,282
------------------------------------------------------------------------------------------------------

FOOD PROCESSING-0.47%

American Rice Inc., Sr. Notes, 13.00%                       07/31/02             70,000         66,150
------------------------------------------------------------------------------------------------------

FOREIGN GOVERNMENT-3.34%

Province of Manitoba, Yankee Bonds, 7.75%                   07/17/16            300,000        323,109
------------------------------------------------------------------------------------------------------
United Mexican States, Deb., 11.875%(b)
   (acquired 07/12/95; cost $150,000)                       07/21/97            150,000        151,500
------------------------------------------------------------------------------------------------------
                                                                                               474,609
------------------------------------------------------------------------------------------------------

GAMING-0.45%

Aztar Corp., Sr. Sub. Notes, 11.00%                         10/01/02             20,000         19,600
------------------------------------------------------------------------------------------------------
Showboat, Inc., Sr. Sub. Notes, 13.00%                      08/01/09             40,000         44,000
------------------------------------------------------------------------------------------------------
                                                                                                63,600
------------------------------------------------------------------------------------------------------

HOTELS/MOTELS-0.71%

John Q. Hammons Hotels Inc., Gtd. First Mortgage
   Notes, 9.75%(b) (acquired 10/06/95; cost $100,000)       10/01/05            100,000        101,125
------------------------------------------------------------------------------------------------------

                                                            Financials

                                                                              PRINCIPAL        MARKET
                                                            MATURITY          AMOUNT(a)         VALUE

INSURANCE (LIFE & HEALTH)-0.37%

American Life Holdings Co., Sr. Sub. Notes, 11.25%          09/15/04           $ 50,000       $ 52,750
------------------------------------------------------------------------------------------------------

LEISURE & RECREATION-1.43%

Icon Health & Fitness Inc., Sr. Sub. Notes, 13.00%          07/15/02             70,000         75,075
------------------------------------------------------------------------------------------------------
Stratosphere Corp., First Mortgage Notes, 14.25%            05/15/02            120,000        128,100
------------------------------------------------------------------------------------------------------
                                                                                               203,175
------------------------------------------------------------------------------------------------------

MACHINERY (HEAVY)-0.73%

Primeco Inc., Sr. Sub. Notes, 12.75%                        03/01/05            100,000        103,000
------------------------------------------------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-1.35%

AM General Corp., Sr. Notes, 12.875%(b)
   (acquired 04/21/95; cost $49,734)                        05/01/02             50,000         49,625
------------------------------------------------------------------------------------------------------
Interlake Corp., Sr. Notes, 12.00%                          11/15/01             40,000         39,600
------------------------------------------------------------------------------------------------------
MVE Inc., Sr. Sec. Notes, 12.50%                            02/15/02            100,000        102,750
------------------------------------------------------------------------------------------------------
                                                                                               191,975
------------------------------------------------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-0.36%

Graphic Controls Corp., Sr. Sub. Notes, 12.00%(b)
   (acquired 09/21/95; cost $50,000)                        09/15/05             50,000         51,250
------------------------------------------------------------------------------------------------------

NATURAL GAS PIPELINE-1.78%

Talisman Energy Inc., Yankee Deb., 7.125%                   06/01/07            250,000        253,190
------------------------------------------------------------------------------------------------------

OIL & GAS-0.81%

HS Resources Inc., Sr. Sub. Notes, 9.875%                   12/01/03             20,000         19,625
------------------------------------------------------------------------------------------------------
Petroleum Heat & Power Co. Inc., Sub. Deb., 12.25%          02/01/05             50,000         55,125
------------------------------------------------------------------------------------------------------
United Meridian Corp., Sr. Sub. Notes, 10.375%              10/15/05             10,000         10,200
------------------------------------------------------------------------------------------------------
Wainoco Oil Corp., Sr. Sub. Notes, 12.00%                   08/01/02             30,000         30,300
------------------------------------------------------------------------------------------------------
                                                                                               115,250
------------------------------------------------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-0.14%

Falcon Drilling Co. Inc., Sr. Notes, 9.75%                  01/15/01             20,000         20,400
------------------------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.55%

Asia Pulp & Paper Co., Yankee Bonds, 11.75%                 10/01/05             50,000         50,500
------------------------------------------------------------------------------------------------------
Pacific Lumber Co., Sr. Notes, 10.50%                       03/01/03             30,000         28,200
------------------------------------------------------------------------------------------------------
                                                                                                78,700
------------------------------------------------------------------------------------------------------

RAILROADS-1.27%

Johnstown America Industries Inc., Sr. Sub. Notes, 11.75%   08/15/05             50,000         47,000
------------------------------------------------------------------------------------------------------
Transtar Holdings, L.P., Sr. Disc. Notes, 13.375%(c)        12/15/03            200,000        133,500
------------------------------------------------------------------------------------------------------
                                                                                               180,500
------------------------------------------------------------------------------------------------------

RETAIL (FOOD & DRUG)-1.70%

Grand Union Co., Sr. Notes, 12.00%                          09/01/04             40,000         38,600
------------------------------------------------------------------------------------------------------
Great Atlantic & Pacific, Yankee Bonds, 7.78%(b)
   (acquired 10/18/95; cost $100,000)                       11/01/00            100,000         99,813
------------------------------------------------------------------------------------------------------
Penn Traffic Co., Sr. Notes, 10.65%                         11/01/04             70,000         64,750
------------------------------------------------------------------------------------------------------
Ralph's Grocery Co., Sr. Notes, 11.00%                      06/15/05             40,000         38,800
------------------------------------------------------------------------------------------------------
                                                                                               241,963
------------------------------------------------------------------------------------------------------

Financials

                                                                              PRINCIPAL       MARKET
                                                            MATURITY          AMOUNT(a)        VALUE

RETAIL (STORES)-2.15%

Fleming Companies Inc., Sr. Notes, 10.625%                  12/15/01           $ 25,000       $ 26,188
------------------------------------------------------------------------------------------------------
Pamida Inc., Sr. Sub. Notes, 11.75%                         03/15/03             50,000         40,500
------------------------------------------------------------------------------------------------------
Samsonite Corp., Sr. Sub. Notes, 11.125%(b)
   (acquired 07/07/95-10/16/95; cost $39,403)               07/15/05             40,000         38,400
------------------------------------------------------------------------------------------------------
Specialty Retailers, Inc., Sr. Sub. Notes, 11.00%           08/15/03             75,000         70,125
------------------------------------------------------------------------------------------------------
United Stationer Supply, Sr. Sub. Notes, 12.75%             05/01/05            120,000        130,500
------------------------------------------------------------------------------------------------------
                                                                                               305,713
------------------------------------------------------------------------------------------------------

SCHOOLS-0.37%

Herff Jones Inc., Sr. Sub Notes, 11.00%(b)
   (acquired 08/14/95-09/26/95; cost $50,550)               08/15/05             50,000         51,875
------------------------------------------------------------------------------------------------------

STEEL-0.79%

GS Technologies Inc., Sr. Notes, 12.00%                     09/01/04             75,000         75,188
------------------------------------------------------------------------------------------------------
Gulf States Steel Corp., First Mortgage Notes, 13.50%       04/15/03             40,000         36,800
------------------------------------------------------------------------------------------------------
                                                                                               111,988
------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS-3.88%

A+ Network Inc., Sr. Sub. Notes, 11.875%                    11/01/05             50,000         50,063
------------------------------------------------------------------------------------------------------
CAI Wireless Systems Inc., Sr. Notes, 12.25%                09/15/02             50,000         53,500
------------------------------------------------------------------------------------------------------
Dictaphone Corp., Sr. Sub. Notes, 11.75%                    08/01/05             20,000         19,500
------------------------------------------------------------------------------------------------------
Intermedia Communications, Sr. Notes, 13.50%(b)(e)
   (acquired 5/25/95; cost $150,000)                        06/01/05            150,000        164,250
------------------------------------------------------------------------------------------------------
Peoples Telephone Co. Inc., Sr. Notes, 12.25%               07/15/02             50,000         47,750
------------------------------------------------------------------------------------------------------
Pronet Inc., Sr. Sub. Notes, 11.875%
   (acquired 06/12/95; cost $29,785)                        06/15/05             30,000         32,100
------------------------------------------------------------------------------------------------------
TCI Communications Inc., Sr. Notes, 8.00%                   08/01/05            150,000        155,076
------------------------------------------------------------------------------------------------------
Telewest PLC, Yankee Bonds, 11.00%(c)                       10/01/07             50,000         29,188
------------------------------------------------------------------------------------------------------
                                                                                               551,427
------------------------------------------------------------------------------------------------------

TEXTILES-0.33%

Consoltex Group Inc., Sr. Sub. Notes, 11.00%                10/01/03             50,000         47,625
------------------------------------------------------------------------------------------------------
                  Total U.S. Dollar Denominated
                     Non-Convertible Bonds & Notes                                           4,104,829
------------------------------------------------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS & NOTES(f)-11.71%

CANADA-3.57%

Bell Canada (Telecommunications)
   Deb., 13.875%                                            05/01/00         CAD 55,000         43,268
------------------------------------------------------------------------------------------------------
   Deb., 10.875%                                            10/11/04            150,000        129,965
------------------------------------------------------------------------------------------------------
Canadian Oil Debco Inc. (Oil & Gas)
   Deb., 11.00%                                             10/31/00             45,000         37,760
------------------------------------------------------------------------------------------------------
Ford Motor Credit Co. (Finance-Consumer Credit)
   Mtn., 10.375%                                            09/17/96            125,000         96,190
------------------------------------------------------------------------------------------------------
IPL Energy Inc. (Oil Equipment & Supplies)
   Series A Deb., 9.67%                                     02/23/00            250,000        200,459
------------------------------------------------------------------------------------------------------
                                                                                               507,642
------------------------------------------------------------------------------------------------------

                                                            Financials

                                                                           PRINCIPAL         MARKET
                                                            MATURITY       AMOUNT(a)         VALUE
FRANCE-1.09%

Credit Local de France (Finance-Consumer Credit)
   Sr. Unsub. Deb., 6.00%                                   11/15/01        FRF 250,000       $ 48,931
------------------------------------------------------------------------------------------------------
IBM International Finance N.V. (Computer Mainframes)
   Sr. Unsub. Deb., 10.00%                                  08/29/97            500,000        106,240
------------------------------------------------------------------------------------------------------
                                                                                               155,171
------------------------------------------------------------------------------------------------------

GERMANY-3.47%

Ford Credit Europe PLC (Finance-Consumer Credit)
   Deb., 6.00%                                              03/30/99        DEM 200,000        144,182
------------------------------------------------------------------------------------------------------
International Bank for Reconstruction & Development
    (Supranational Organization)
   Unsub. Global Bonds, 7.125%                              04/12/05            475,000        348,337
------------------------------------------------------------------------------------------------------
                                                                                               492,519
------------------------------------------------------------------------------------------------------

ITALY-0.32%

KFW International Finance Inc. (Finance-Consumer Credit)
   Gtd. Notes, 11.625%                                      11/27/98     ITL 70,000,000         44,694
------------------------------------------------------------------------------------------------------

SWEDEN-0.69%

Credit Foncier de France (Finance-Consumer Credit)
   Sr. Unsub. Deb., 6.50%                                   02/22/99        SEK 750,000         98,513
------------------------------------------------------------------------------------------------------

UNITED KINGDOM-2.57%

European Investment Bank (Supranational Organization)
   Sr. Unsub. Deb., 6.00%                                   08/10/99        BPS 125,000        187,658
------------------------------------------------------------------------------------------------------
KFW International Finance Inc. (Finance-Consumer Credit)
   Gtd. Notes, 10.625%                                      09/03/01            100,000        177,391
------------------------------------------------------------------------------------------------------
                                                                                               365,049
------------------------------------------------------------------------------------------------------
                  Total Non-U.S. Dollar Denominated
                     Non-Convertible Bonds & Notes                                           1,663,588
------------------------------------------------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS & NOTES(f)-2.54%

CANADA-1.57%

Repap Enterprises, Inc. (Paper & Forest Products)
   Conv. Deb., 9.00%                                        06/30/98        CAD 300,000        222,794
------------------------------------------------------------------------------------------------------

FRANCE-0.36%

Societe Generale (Banking) Conv. Deb., 3.50%                01/01/00        FRF 231,000         50,873
------------------------------------------------------------------------------------------------------

JAPAN-0.28%

Glaxo Holdings PLC (Medical-Drugs)
   Conv. Deb., 4.30%                                        09/28/98      JPY 4,000,000         40,471
------------------------------------------------------------------------------------------------------

UNITED KINGDOM-0.33%

ELF Enterprise Finance PLC (Finance-Consumer Credit)
   Gtd. Conv. Bonds, 8.75%                                  06/27/06        BPS  30,000         47,075
------------------------------------------------------------------------------------------------------
                  Total Non-U.S. Dollar Denominated
                     Convertible Bonds & Notes                                                 361,213
------------------------------------------------------------------------------------------------------

Financials

                                                                          PRINCIPAL         MARKET
                                                            MATURITY       AMOUNT(a)         VALUE
NON-U.S. DOLLAR DENOMINATED GOVERNMENT
BONDS & NOTES(f)-25.22%

AUSTRALIA-10.70%

Australian Government, Gtd. Deb., 9.00%                     09/15/04      AUD   900,000      $ 703,074
------------------------------------------------------------------------------------------------------
Queensland Treasury Corp.,
   Gtd. Notes, 8.875%                                       11/08/96            180,000        138,777
------------------------------------------------------------------------------------------------------
   Gtd. Notes, 8.00%                                        07/14/99            420,000        317,556
------------------------------------------------------------------------------------------------------
Western Australia Treasury Corp.,
   Gtd. Notes, 8.00%                                        07/15/03            500,000        361,552
------------------------------------------------------------------------------------------------------
                                                                                             1,520,959
------------------------------------------------------------------------------------------------------

CANADA-1.24%

Province of British Columbia, Deb., 9.00%(c)                06/21/04        CAD 150,000         57,462
------------------------------------------------------------------------------------------------------
New Brunswick (Province of), Deb., 8.94%                    01/15/05            150,000        118,618
------------------------------------------------------------------------------------------------------
                                                                                               176,080
------------------------------------------------------------------------------------------------------

DENMARK-5.00%

Kingdom of Denmark, Deb., 8.00%                             11/15/01      DKK 3,750,000        710,880
------------------------------------------------------------------------------------------------------

GERMANY-5.87%

Bundesrepublik Deutschland
   Deb., 6.75%                                              07/15/04        DEM 750,000        542,546
------------------------------------------------------------------------------------------------------
   Deb., 6.875%                                             05/12/05            400,000        291,645
------------------------------------------------------------------------------------------------------
                                                                                               834,191
------------------------------------------------------------------------------------------------------

NEW ZEALAND-2.04%

New Zealand Government
   Gtd. Deb., 9.00%                                         11/15/96        NZD 305,000        203,910
------------------------------------------------------------------------------------------------------
   Gtd. Deb., 10.00%                                        07/15/97            125,000         85,959
------------------------------------------------------------------------------------------------------
                                                                                               289,869
------------------------------------------------------------------------------------------------------

UNITED KINGDOM-0.37%

Ontario Province, Sr. Unsub. Notes, 6.875%                  09/15/00         BPS 35,000         52,292
------------------------------------------------------------------------------------------------------
                  Total Non-U.S. Dollar Denominated
                     Government Bonds & Notes                                                3,584,271
------------------------------------------------------------------------------------------------------

                                                                                 SHARES

WARRANTS-0.02%

LEISURE & RECREATION-0.02%

IHF Holdings-Wt., expiring 11/14/99(g)                                               70          2,100
------------------------------------------------------------------------------------------------------

STEEL-0.00%

Gulf States Steel Corp.-Wt., expiring 04/15/03(g)                                    40            200
------------------------------------------------------------------------------------------------------
                                                                                                 2,300
------------------------------------------------------------------------------------------------------

                                                Financials

                                                                   PRINCIPAL                 MARKET
                                                MATURITY           AMOUNT(a)                 VALUE
U.S. TREASURY SECURITIES-33.82%

Notes, 7.50%                                     02/15/05            $ 750,000            $    827,280
------------------------------------------------------------------------------------------------------
Notes, 6.50%                                     08/15/05            3,000,000               3,108,060
------------------------------------------------------------------------------------------------------
Bonds, 7.625%                                    02/15/25               750,000                870,885
------------------------------------------------------------------------------------------------------
                  Total U.S. Treasury Securities                                             4,806,225
------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT(h)-7.06%

Daiwa Securities America Inc., 5.90%(i)          11/01/95            1,003,663               1,003,663
------------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS-109.25%                                                 15,526,089
------------------------------------------------------------------------------------------------------
                  OTHER ASSETS LESS LIABILITIES-(9.25)%                                     (1,314,883)
------------------------------------------------------------------------------------------------------
                  NET ASSETS-100.00%                                                       $14,211,206
======================================================================================================

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  Principal amount is in U.S. Dollars,except as indicated by note (f).
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at October 31, 1995 was $892,063 which represented 6.28% of the Fund's net assets.
(c) Discounted bond at purchase. Interest rate represents coupon rate at which the bond will accrue at a specified future date.
(d) Issued as a unit. This unit also includes 3 warrants to purchase one share of common stock at $11.55 per share per warrant.
(e) Issued as a unit. This unit also includes one warrant to purchase 2.19 shares of common stock at $10.86 per share per warrant.
(f) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(g) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(h) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds managed by the investment advisor.
(i) Joint repurchase agreement entered into 10/31/95 with a maturing value of $401,494,641. Collateralized by $353,853,000 U.S. Treasury Notes, 8.375%
     due 08/15/08.

ABBREVIATIONS:

    AUD    Australian Dollar                  JPY      Japanese Yen
    BPS    British Pound Sterling             Ltd.     Limited
    CAD    Canadian Dollar                    Mtn.     Medium Term Notes
    Conv.  Convertible                        NZD      New Zealand Dollar
    Deb.   Debentures                         Sec.     Secured
    DEM    German Deutschemark                SEK      Swedish Krona
    Disc.  Discounted                         Sr.      Senior
    DKK    Danish Krone                       Sub.     Subordinated
    FRF    French Franc                       Unsub.   Unsubordinated
    Gtd.   Guaranteed                         Wt.      Warrant
    ITL    Italian Lire

See Notes to Financial Statements.

Financials

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1995

ASSETS:

Investments, at market value (cost $15,090,239)                           $ 15,526,089
--------------------------------------------------------------------------------------
Foreign currencies, at market value (cost $47)                                      48
--------------------------------------------------------------------------------------
Receivables for:
   Capital stock sold                                                          140,561
--------------------------------------------------------------------------------------
   Foreign currency contracts, at value                                        740,258
--------------------------------------------------------------------------------------
   Dividends and interest                                                      301,156
--------------------------------------------------------------------------------------
   Reimbursement from advisor                                                    4,000
--------------------------------------------------------------------------------------
Other assets                                                                     9,179
--------------------------------------------------------------------------------------
      Total assets                                                          16,721,291
--------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
   Investments purchased                                                     1,690,132
--------------------------------------------------------------------------------------
   Capital stock reacquired                                                     30,566
--------------------------------------------------------------------------------------
   Foreign currency purchased                                                  739,832
--------------------------------------------------------------------------------------
Dividends payable                                                               23,276
--------------------------------------------------------------------------------------
Accrued administrative services fees                                             5,895
--------------------------------------------------------------------------------------
Accrued distribution fees                                                        7,371
--------------------------------------------------------------------------------------
Accrued operating expenses                                                      13,013
--------------------------------------------------------------------------------------
      Total liabilities                                                      2,510,085
--------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                               $ 14,211,206
======================================================================================

NET ASSETS:

   Class A                                                                $ 10,004,496
--------------------------------------------------------------------------------------
   Class B                                                                $  4,206,710
======================================================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:
   Authorized                                                              200,000,000
--------------------------------------------------------------------------------------
   Outstanding                                                                 931,458
======================================================================================
Class B
   Authorized                                                              200,000,000
--------------------------------------------------------------------------------------
   Outstanding                                                                 392,214
======================================================================================
Class A:
   Net asset value and redemption price per share                               $10.74
======================================================================================
   Offering price per share:
      (Net asset value of $10.74 divided by 95.25%)                             $11.28
======================================================================================
Class B:
   Net asset value and offering price per share                                 $10.73
======================================================================================

See Notes to Financial Statements.
                                       10

                                                          Financials

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME:

Interest                                                                       $    678,528
-------------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                                        55,087
-------------------------------------------------------------------------------------------
Administrative services fees                                                         29,858
-------------------------------------------------------------------------------------------
Directors' fees                                                                       5,464
-------------------------------------------------------------------------------------------
Distribution fees - Class A                                                          29,618
-------------------------------------------------------------------------------------------
Distribution fees - Class B                                                          19,459
-------------------------------------------------------------------------------------------
Custodian fees                                                                       24,935
-------------------------------------------------------------------------------------------
Transfer agent fees - Class A                                                         9,251
-------------------------------------------------------------------------------------------
Transfer agent fees - Class B                                                         5,843
-------------------------------------------------------------------------------------------
Professional fees                                                                    27,901
-------------------------------------------------------------------------------------------
Filing fees                                                                          36,255
-------------------------------------------------------------------------------------------
Other                                                                                 5,350
-------------------------------------------------------------------------------------------
      Total expenses                                                                249,021
-------------------------------------------------------------------------------------------
Less expenses assumed by advisor                                                  (141,187)
-------------------------------------------------------------------------------------------
      Net expenses                                                                  107,834
-------------------------------------------------------------------------------------------
Net investment income                                                               570,694
-------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain on sales of:
   Investment securities                                                            184,463
-------------------------------------------------------------------------------------------
   Foreign currencies                                                                79,519
-------------------------------------------------------------------------------------------
                                                                                    263,982
-------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of:
   Investment securities                                                            431,117
-------------------------------------------------------------------------------------------
   Foreign currencies                                                                 (576)
-------------------------------------------------------------------------------------------
                                                                                    430,541
-------------------------------------------------------------------------------------------
Net gain on investment securities and foreign currencies                            694,523
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $  1,265,217
===========================================================================================

See Notes to Financial Statements.
                                       11

Financials

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended October 31, 1995 and the period September 15, 1994 (Date Operations Commenced) through October 31, 1994

                                                                                                     1995              1994
OPERATIONS:

   Net investment income                                                                       $    570,694      $     17,716
-----------------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) on sales of investment securities and foreign currencies                263,982              (680)
-----------------------------------------------------------------------------------------------------------------------------
   Net unrealized appreciation of investment securities and foreign currencies                      430,541             4,707
-----------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                                        1,265,217            21,743
-----------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income
   Class A                                                                                         (461,318)          (15,447)
-----------------------------------------------------------------------------------------------------------------------------
   Class B                                                                                         (139,421)            (398)
-----------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
   Class A                                                                                        6,847,734           655,059
-----------------------------------------------------------------------------------------------------------------------------
   Class B                                                                                        3,676,004           362,023
-----------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets                                                                 11,188,216         1,022,980
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

   Beginning of period                                                                            3,022,990         2,000,010
-----------------------------------------------------------------------------------------------------------------------------
   End of period                                                                               $ 14,211,206      $  3,022,990
=============================================================================================================================

NET ASSETS CONSIST OF:

   Capital (par value and additional paid-in)                                                  $ 13,511,536      $  3,017,092
-----------------------------------------------------------------------------------------------------------------------------
   Undistributed net investment income                                                               85,635             1,871
-----------------------------------------------------------------------------------------------------------------------------
   Undistributed net realized gain (loss) on sales of investment securities
     and foreign currencies                                                                          178,787             (680)
-----------------------------------------------------------------------------------------------------------------------------
   Unrealized appreciation of investment securities and foreign currencies                          435,248             4,707
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               $ 14,211,206      $  3,022,990
==============================================================================================================================

See Notes to Financial Statements.
                                       12

                                                                      Financials

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1995

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES
AIM Global Income Fund (the ''Fund'') is an investment portfolio of AIM International Funds, Inc. (the ''Company''). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the ''1940 Act''), as an open-end management investment company consisting of four separate series portfolios: AIM Global Income Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund, and AIM International Equity Fund. The Fund currently offers two different classes of shares: Class A shares and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-Non-convertible bonds and notes are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted price, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange are valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Directors, or persons designated by the Board of Directors, determines that the over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Fund's officers in accordance with methods which are specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities, as well as corporate bonds and U.S. Government securities, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities and exchange rates occur during such period, then these securities and exchange rates will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in'' the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
     Outstanding contracts at October 31, 1995 were as follows:


                                                                                    UNREALIZED
                                                        CONTRACT TO                APPRECIATION
SETTLEMENT DATE                            DELIVER        RECEIVE       VALUE     (DEPRECIATION)
---------------                         -------------   -----------   ---------   ---------------
11/03/95.............................   DEM 300,000       $213,159    $ 218,818       $ 5,659
11/15/95.............................   DEM 400,000       284,387       279,602        (4,785)
01/25/96.............................   DEM 340,000       242,286       241,838          (448)
                                                        -----------   ---------   ---------------
                                                          $739,832    $ 740,258       $   426
                                                        ===========   =========   ===============


Financials

D. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1995, undistributed net investment income (loss) was increased by $113,809, undistributed net realized gains decreased by $84,515, and paid-in capital decreased by $29,294 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Expenses-Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.70% of the first $1 billion of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1 billion. During the year ended October 31, 1995, AIM waived fees of $55,087 and assumed expenses of $64,100 and $22,000 for the Class A shares and Class B shares, respectively. Under the terms of the master investment advisory agreement, AIM will, if necessary, reduce its fee or make payments to the Fund to the extent necessary to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale.
     The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1995, AIM was reimbursed $29,858 for such services.
     The Fund, pursuant to a transfer agency and service agreement, has agreed to reimburse A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the year ended October 31, 1995, the Fund reimbursed AFS $9,321 for such services.
     The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Company has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively the "Plans"). The Fund, pursuant to the Class A Plan, will pay AIM Distributors an annual rate of 0.50% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and to implement a program which provides periodic payments to selected dealers and financial institutions, in amounts of up to 0.25% of the average net assets of the Class A shares attributable to the customers of such dealers or financial institutions, who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, will pay AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and
(b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1995, the Class A shares and the Class B shares paid AIM Distributors $29,618 and $19,459, respectively, as compensation under the Plans.
     AIM Distributors received commissions of $27,115 from the sales of the Class A shares of the Fund during the year ended October 31, 1995. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1995, AIM Distributors received commissions of $3,877 in contingent deferred sales charges imposed on redemptions of Class B shares. Certain officers and directors of the Company are officers and directors of AIM, AFS, and AIM Distributors.
     During the year ended October 31, 1995, the Fund incurred legal fees of $2,160 for services rendered by the law firm of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS
The Fund has a $100,000 committed line of credit with Chemical Bank of New York. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the period July 20, 1995 (effective date of Credit Agreement) through October 31, 1995, the Fund did not borrow under the

                                                                      Financials

line of credit agreement. The Fund is charged an administrative fee, payable quarterly, at the annual rate of $100.

NOTE 5-INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1995 was $20,756,948 and $9,361,656, respectively.
     The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1995 is as follows:

Aggregate unrealized appreciation of investment securities                         $475,239
-------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (39,389)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                               $435,850
===========================================================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 6-CAPITAL STOCK
Changes in the Fund's capital stock outstanding during the year ended October 31, 1995 and the period September 15, 1994 (date operations commenced) through October 31, 1994 were as follows:

                                                 1995                        1994
                                        -----------------------      --------------------
                                         SHARES        AMOUNT        SHARES       AMOUNT
                                        --------      ---------      ------      --------
Sold:
   Class A                               760,598      $7,840,532      65,461      $655,027
----------------------------------------------------------------------------------------------
   Class B                               388,091       4,010,514      36,863       368,895
----------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
   Class A                                23,999         250,917           3            32
----------------------------------------------------------------------------------------------
   Class B                                11,879         124,099           2            25
----------------------------------------------------------------------------------------------
Reacquired:
   Class A                              (118,603)     (1,243,715)         --            --
----------------------------------------------------------------------------------------------
   Class B                               (43,933)       (458,609)       (689)       (6,897)
----------------------------------------------------------------------------------------------
                                       1,022,031     $10,523,738     101,640    $1,017,082
==============================================================================================

NOTE 7-FINANCIAL HIGHLIGHTS
Shown below are the condensed financial highlights for a Class A share and Class B share outstanding during the year ended October 31, 1995 and the period September 15, 1994 (dates operations commenced) through October 31, 1994.

                                                                     CLASS A                       CLASS B
                                                           ----------------------------  ----------------------------
                                                               1995           1994           1995           1994
                                                           -------------  -------------  -------------  -------------
Net asset value, beginning of period                          $10.02         $10.00         $10.01         $10.00
---------------------------------------                    -------------  -------------  -------------  -------------
Income from investment operations:
Net investment income                                           0.79           0.08           0.74           0.07
---------------------------------------                    -------------  -------------  -------------  -------------
Net gains on securities (both realized
  and unrealized)                                               0.75           0.01           0.75           0.01
---------------------------------------                    -------------  -------------  -------------  -------------
      Total from investment operations                          1.54           0.09           1.49           0.08
---------------------------------------                    -------------  -------------  -------------  -------------
Less distributions:
Dividends from investment income                               (0.82)         (0.07)         (0.77)         (0.07)
---------------------------------------                    -------------  -------------  -------------  -------------
      Total distributions                                      (0.82)         (0.07)         (0.77)         (0.07)
---------------------------------------                    -------------  -------------  -------------  -------------
Net asset value, end of period                                $10.74         $10.02         $10.73         $10.01
=======================================                    =============  =============  =============  =============
Total return (a)                                               16.07%          0.93%         15.56%          0.79%
=======================================                    =============  =============  =============  =============
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $10,004         $2,661         $4,207           $362
=======================================                    =============  =============  =============  =============
Ratio of expenses to average net assets                         1.25%(b)       1.25%(d)       1.74%(c)       1.73%(d)
=======================================                    =============  =============  =============  =============
Ratio of net investment income to
  average net assets                                            7.38%(b)       6.01%(d)       6.88%(c)       3.59%(d)
=======================================                    =============  =============  =============  =============
Portfolio turnover rate                                          128%             6%           128%             6%
=======================================                    =============  =============  =============  =============

(a) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(b) Ratios are based on average net assets of $5,923,634. Ratios of expenses and net investment income to average net assets before fee waivers and expense reimbursements are 3.03% and 5.59%, respectively.
(c) Ratios are based on average net assets of $1,945,925. Ratios of expenses and net investment income to average net assets before fee waivers and expense reimbursements are 3.57% and 5.05%, respectively.
(d) Annualized.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
AIM International Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of the AIM Global Income Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period September 15, 1994 (date operations commenced) through October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Global Income Fund as of October 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period September 15, 1994 (date operations commenced) through October 31, 1994, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

Houston, Texas
December 8, 1995

                                                    Directors & Officers

BOARD OF DIRECTORS                OFFICERS                     OFFICE OF THE FUND

Charles T. Bauer                  Charles T. Bauer             11 Greenway Plaza
Chairman and                      Chairman                     Suite 1919
Chief Executive Officer                                        Houston, TX 77046
A I M Management Group Inc.       Robert H. Graham
                                  President                    INVESTMENT ADVISOR
Bruce L. Crockett
Director, President, and          John J. Arthur               A I M Advisors, Inc.
Chief Executive Officer           Senior Vice President        11 Greenway Plaza
COMSAT Corporation                and Treasurer                Suite 1919
                                                               Houston, TX 77046
Owen Daly II                      Gary T. Crum
Director                          Senior Vice President        TRANSFER AGENT
Cortland Trust Inc.
                                  Carol F. Relihan             A I M Fund Services, Inc.
Carl Frischling                   Vice President and           11 Greenway Plaza
Partner                           Secretary                    Suite 1919
Kramer, Levin, Naftalis,                                       Houston, TX 77046
Nessen, Kamin & Frankel           Dana R. Sutton
                                  Vice President               CUSTODIAN
Robert H. Graham                  and Assistant Treasurer
President and Chief                                            State Street Bank & Trust Company
Operating Officer                 Robert G. Alley              225 Franklin Street
A I M Management Group Inc.       Vice President               Boston, MA 02110

John F. Kroeger                   Melville B. Cox              COUNSEL TO THE FUND
Formerly, Consultant              Vice President
Wendell & Stockel                                              Ballard Spahr
Associates, Inc.                  Jonathan C. Schoolar         Andrews & Ingersoll
                                  Vice President               1735 Market Street
Lewis F. Pennock                                               Philadelphia, PA 19103
Attorney                          P. Michelle Grace
                                  Assistant Secretary          COUNSEL TO THE DIRECTORS
Ian W. Robinson
Consultant; Former Executive      David L. Kite                Kramer, Levin, Naftalis,
Vice President and Chief          Assistant Secretary          Nessen, Kamin & Frankel
Financial Officer                                              919 Third Avenue
Bell Atlantic Management          Nancy L. Martin              New York, NY 10022
Services, Inc.                    Assistant Secretary
                                                               DISTRIBUTOR
Louis S. Sklar                    Ofelia M. Mayo
Executive Vice President          Assistant Secretary          A I M Distributors, Inc.
Hines Interests                                                11 Greenway Plaza
Limited Partnership               Kathleen J. Pflueger         Suite 1919
                                  Assistant Secretary          Houston, TX 77046

                                  Samuel D. Sirko              AUDITORS
                                  Assistant Secretary
                                                               KPMG Peat Marwick LLP
                                  Stephen I. Winer             700 Louisiana
                                  Assistant Secretary          NationsBank Bldg.
                                                               Houston, TX 77002
                                  Mary J. Benson
                                  Assistant Treasurer


REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Global Income Fund Class A and Class B shares paid ordinary dividends in the amounts of $0.82 and $0.77 per share, respectively, to shareholders during the Fund's tax year ended October 31, 1995.


[PHOTO OF AIM MANAGEMENT                                                     THE AIM FAMILY OF FUNDS(R)
GROUP OFFICE BUILDING]

                                                                             AGGRESSIVE GROWTH
                                                                             AIM Aggressive Growth Fund*
                                                                             AIM Constellation Fund
                                                                             AIM Global Aggressive Growth Fund

                                                                             GROWTH
                                                                             AIM Global Growth Fund
                                                                             AIM Growth Fund
                                                                             AIM International Equity Fund
                                                                             AIM Value Fund
                                                                             AIM Weingarten Fund

                                                                             GROWTH AND INCOME
                                                                             AIM Balanced Fund
                                                                             AIM Charter Fund

                                                                             INCOME AND GROWTH
                                                                             AIM Global Utilities Fund**

                                                                             HIGH CURRENT INCOME
                                                                             AIM High Yield Fund

                                                                             CURRENT INCOME
                                                                             AIM Global Income Fund
                                                                             AIM Income Fund

                                                                             CURRENT TAX-FREE INCOME
                                                                             AIM Municipal Bond Fund
                                                                             AIM Tax-Exempt Bond Fund of CT
                                                                             AIM Tax-Free Intermediate Shares

                                                                             CURRENT INCOME AND HIGH DEGREE
                                                                              OF SAFETY
                                                                             AIM Intermediate Government Fund***

                                                                             HIGH DEGREE OF SAFETY AND
                                                                              CURRENT INCOME
                                                                             AIM Limited Maturity Treasury Shares

                                                                             STABILITY, LIQUIDITY, AND
                                                                              CURRENT INCOME
                                                                             AIM Money Market Fund

                                                                             STABILITY, LIQUIDITY, AND
                                                                              CURRENT TAX-FREE INCOME
                                                                             AIM Tax-Exempt Cash Fund


                                                                             * AIM Aggressive Growth Fund was closed to new
                                                                             investors on July 18, 1995. ** On May 1,
                                                                             1995, AIM Utilities Fund broadened its
                                                                             investment strategy to permit up to 80%
                                                                             of its total assets to be invested in
AIM Management Group has provided leadership                                 foreign securities, and was renamed AIM
in the mutual fund industry since 1976 and                                   Global Utilities Fund. *** On September 25,
currently manages approximately $40 billion                                  1995, AIM Government Securities Fund became
in assets for more than 2 million shareholders,                              AIM Intermediate Government Fund. For more
including individual investors, corporate clients,                           complete information about any AIM Fund(s),
and financial institutions. The AIM Family of                                including sales charges and expenses, ask
Funds(R) is distributed nationwide, and AIM                                  your financial consultant or securities dealer
today ranks among the nation's top 20 mutual                                 for a free prospectus(es). Please read the
fund companies in assets under management,                                   prospectus(es) carefully before you invest or
according to Lipper Analytical Services, Inc.                                send money.


                                                                             --------------
                                                                                BULK RATE
[AIM LOGO APPEARS HERE]                                                       U.S. POSTAGE
                                                                                  PAID
A I M Distributors, Inc.                                                       HOUSTON, TX
11 Greenway Plaza, Suite 1919                                                 Permit No.1919
Houston, TX 77046                                                             --------------

